Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Michael Ashby, certify that:

1.	I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q of Calix, Inc. for the quarter ended September 29, 2012;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 18, 2012	/s/ Michael Ashby
Michael Ashby
Chief Financial Officer